UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 27, 2006

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

At 11:00 a.m. January 27, 2006, First Place Financial Corp. (Registrant) will hold a webcast and conference call to discuss the Registrant’s definitive agreement to acquire The Northern Savings and Loan Company of Elyria, Ohio. In connection with this call, Steven R. Lewis, President and Chief Executive Officer will be will be discussing and presenting slides summarizing the transaction. Those slides are included in Exhibit 99.1, which is attached hereto and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

d) Exhibits.

Exhibit No.	Description

99.1	Slides summarizing the Registrant’s definitive agreement to acquire The Northern Savings and Loan Company of Elyria, Ohio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: January 27, 2006	By:	/s/ PAUL S. MUSGROVE
Paul S. Musgrove
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Slides summarizing the Registrant’s definitive agreement to acquire The Northern Savings and Loan Company of Elyria, Ohio.